Event after the reporting periods	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Event after the reporting periods
37.	Event after the reporting periods

a)	The amendment to the Income Tax Act has been approved and promulgated in February 2018 raising the profit-seeking enterprise income tax rate from 17% to 20%, decrease the tax rate on unappropriated retained earnings from 10% to 5%, and abandon the imputation tax credit account effective from fiscal year starting on January 1, 2018.

b)	In January 2018, ChipMOS BVI participated in ChipMOS Shanghai’s increase of paid-in capital based on its shareholding amounted to NT$794,694 thousand (US$26,812 thousand).

c)	On March 15, 2018, by considering the adjustment of capital structure and increasing of return of equity, the Company’s Board of Directors approved to reduce and return capital stock to shareholders at $1.5 per share. The proposal will be further discussed in shareholders’ meeting.